Exhibit 99.3

Sabre Corporation Announces Exchange Offers by Sabre GLBL Inc. for Certain Senior Secured Debt Securities

SOUTHLAKE, Texas, November 20, 2025—Sabre Corporation (“Sabre”) today announced that Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, has commenced exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) to exchange (i) any and all of its outstanding 8.625% Senior Secured Notes due 2027 (the “June 2027 Notes”) and 11.250% Senior Secured Notes due 2027 (the “December 2027 Notes” and, together with the June 2027 Notes, the “2027 Notes”) and (ii) up to the 2029 Notes Maximum Exchange Amount (as defined below) of its 10.750% Senior Secured Notes due 2029 (the “2029 Notes” and, together with the 2027 Notes, the “Existing Notes” and, each of them, a “series” of Existing Notes) for Sabre GLBL’s new 10.750% Senior Secured Notes due 2030 (the “New Notes”), upon the terms and subject to the conditions described in the confidential offering circular, dated as of November 20, 2025, for the Exchange Offers (as it may be amended or supplemented, the “Offering Circular”). The primary purpose of the Exchange Offers is to improve the Company’s maturity profile by extending the maturity date of the indebtedness represented by the Existing Notes from 2027 and 2029, as applicable, to 2030.

The aggregate principal amount of New Notes to be issued pursuant to the Exchange Offers is subject to a minimum principal amount of $300 million (the “New Notes Issuance Minimum”).

The following table summarizes certain terms of the Exchange Offers:

CUSIP No./ ISIN	Title of Security	Principal Amount Outstanding	Offering being made	Exchange Consideration(1)	Early Exchange Premium(1)	Total Exchange Consideration(1)(2)
CUSIP: 78573NAJ1 (144A); U86043AG8 (Reg. S) / ISIN: US78573NAJ19 (144A); USU86043AG86 (Reg. S)	8.625% Senior Secured Notes due 2027	$331,783,000	Any and all	$680.00 in cash and $320.00 principal amount of New Notes	$75.00 in cash	$755.00 in cash and $320.00 principal amount of New Notes

CUSIP: 78573NAH5 (144A); U86043AF0 (Reg. S) / ISIN: US78573NAH52 (144A); USU86043AF04 (Reg. S)	11.250% Senior Secured Notes due 2027	$45,814,000	Any and all	$680.00 in cash and $320.00 principal amount of New Notes	$75.00 in cash	$755.00 in cash and $320.00 principal amount of New Notes

CUSIP: 78573NAL6 (144A); U86043AJ2 (Reg. S) / ISIN: US78573NAL64 (144A); USU86043AJ26 (Reg. S)	10.750% Senior Secured Notes due 2029	$824,714,000	Up to $379 million(3)	$1,000.00 principal amount of New Notes	$60.00 in cash	$60.00 in cash and $1000.00 principal amount of New Notes

(1)	For each $1,000 principal amount of Existing Notes.
(2)	Includes Early Exchange Premium.
(3)	The maximum aggregate principal amount of New Notes that Sabre GLBL will issue in the Exchange Offer for the 2029 Notes equals to the 2029 Notes Maximum Exchange Amount as described below.

The maximum aggregate principal amount of New Notes that Sabre GLBL will issue in the Exchange Offer for the 2029 Notes equals to $379 million (as such amount may be amended by Sabre GLBL in its sole discretion, the “2029 Notes Maximum Exchange Amount”). If the aggregate principal amount of 2029 Notes validly tendered on or before the Early Exchange Date (as defined below) constitutes a principal amount of 2029 Notes that, if accepted by us, would exceed the 2029 Notes Maximum Exchange Amount, we will not accept any 2029 Notes tendered for exchange after the Early Exchange Date. In addition, if the aggregate principal amount of 2029 Notes validly tendered on or before the Early Exchange Date constitutes a principal amount of 2029 Notes that, if accepted by us, would not exceed the 2029 Notes Maximum Exchange Amount, we will accept all such tendered 2029 Notes for exchange before any 2029 Notes tendered after the Early Exchange Date and on or before the Expiration Date (as defined below) are accepted. If acceptance of all validly tendered 2029 Notes on any Settlement Date (as defined below) is less than the 2029 Notes Maximum Exchange Amount, we will accept all validly tendered 2029 Notes. If acceptance of all validly tendered 2029 Notes on any Settlement Date would result in us exceeding the 2029 Notes Maximum Exchange Amount, the tendered 2029 Notes will be accepted on a pro rata basis. If the principal amount of 2029 Notes returned to a holder as a result of proration would result in less than the applicable minimum denomination of the 2029 Notes being returned to such holder, we will either accept or reject all of such holder’s 2029 Notes validly tendered (and not validly withdrawn) pursuant to the Exchange Offer for the 2029 Notes.

The New Notes will mature on March 15, 2030 and will bear interest at a rate per annum equal to 10.750%. The New Notes will first be redeemable, at Sabre GLBL’s option, starting on March 15, 2027, at 105.375% of their outstanding principal amount, plus accrued interest, and under certain other circumstances described in the Offering Circular.

The New Notes and the guarantees thereof will be senior secured indebtedness and will rank equal in right of payment with all of the existing and future senior secured indebtedness of Sabre GLBL and the guarantors. The New Notes will initially be jointly and severally, irrevocably and unconditionally guaranteed by Sabre Holdings Corporation (“Sabre Holdings”) and all of Sabre GLBL’s current and future restricted subsidiaries that are borrowers under or guarantee Sabre GLBL’s senior secured credit facilities under certain of its existing credit agreements or certain other secured indebtedness. The New Notes and the guarantees thereof will be secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereinafter acquired assets of Sabre GLBL and each of the guarantors (other than certain excluded assets). The New Notes will be guaranteed by the same parties and on the same basis, and secured by the same assets and on the same basis, as the Existing Notes. In addition, the covenants in the indenture for the New Notes will be substantially the same as the covenants applicable to the Existing Notes.

The Exchange Offers will expire at 5:00 p.m., New York City time, on December 19, 2025, unless extended (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. Tenders of Existing Notes may be withdrawn from the Exchange Offers at or prior to, but not after, 5:00 p.m., New York City time, on December 4, 2025, unless extended (such date and time, as it may be extended, the “Withdrawal Deadline”). Eligible Holders (as defined below) must validly tender their Existing Notes at or prior to 5:00 p.m., New York City time, on December 4, 2025, unless extended (such date and time, as it may be extended, the “Early Exchange Date”), to be eligible to receive the Total Exchange Consideration (as set forth above), which includes the Early Exchange Premium (as set forth above) for such Existing Notes. Eligible Holders tendering Existing Notes after the Early Exchange Date and on or before the Expiration Date will only be eligible to receive the Exchange Consideration (as set forth above), which will equal the Total Exchange Consideration for such series of Existing Notes less the applicable Early Exchange Premium.

In addition to the Total Exchange Consideration or Exchange Consideration (as described in the table above), as applicable, Eligible Holders whose Existing Notes are accepted for exchange will be paid the accrued and unpaid interest, if any, on the Existing Notes to, but not including, the early settlement date, which is expected to be December 8, 2025, unless extended (such date and time, as it may be extended, the “Early Settlement Date”) on such Existing Notes; provided, however, that since any New Notes issued on the final settlement date, which is expected to be December 23, 2025, unless extended (such date and time, as it may be extended, the “Final Settlement Date”) will be issued with accrued interest from the Early Settlement Date up to, but not including, the Final Settlement Date, the amount of such accrued interest on any such New Notes will be deducted, from the cash payable as accrued interest on the Existing Notes exchanged on the Final Settlement Date, provided further that such net amount will not be below zero. For the avoidance of doubt, Eligible Holders (as defined below) who validly tender Existing Notes of a series after the Early Exchange Date but on or before the Expiration Date, will not receive accrued and unpaid interest, if any, on such Existing Notes from the Early Settlement Date through the Final Settlement Date. In addition, Eligible Holders of the December 2027 Notes whose tenders are settled after December 1, 2025 and before December 15, 2025 will be deemed to have consented to giving up any claim to the interest payment due on December 15 in respect of the December 2027 Notes that they might otherwise have as a result of the related interest payment record date of December 1, 2025, and will receive only the accrued interest described above. Interest on the New Notes will accrue from (and including) the Early Settlement Date. Interest on the New Notes will accrue from (and including) the Early Settlement Date.

Sabre GLBL’s obligation to accept for exchange the Existing Notes validly tendered and not validly withdrawn in each Exchange Offer is subject to the satisfaction or waiver of certain conditions as described in the Offering Circular, including the New Notes Issuance Minimum and the consummation of the SPV Notes Private Offering (as defined below). Such conditions may be waived by Sabre GLBL in its sole discretion, subject to applicable law. Any waiver of a condition by Sabre GLBL will not constitute a waiver of any other condition. For avoidance of doubt, the Exchange Offer in respect of one series of Existing Notes is not conditioned on the Exchange Offer in respect of another series of Existing Notes, or vice versa. Sabre GLBL reserves the right to extend, amend or terminate any Exchange Offer for any reason or for no reason. In addition, Sabre GLBL reserves the right to increase, decrease or otherwise change the Maximum Exchange Amount in its sole discretion without extending the Early Exchange Date or the Withdrawal Deadline or otherwise reinstating withdrawal rights, subject to compliance with applicable law and the terms of outstanding indebtedness. Sabre GLBL will not receive any cash proceeds from the Exchange Offers and will not incur additional indebtedness in excess of the aggregate principal amount of Existing Notes that are exchanged in the Exchange Offers.

Concurrently with the Exchange Offers, Sabre GLBL is offering to its lenders to refinance certain of its existing term loans (the “Term Loan Refinancing”). In addition, Sabre Financial Borrower, LLC (“Sabre Financial”), a subsidiary of Sabre GLBL, has commenced a private offering (the “SPV Notes Private Offering”) of $1.0 billion aggregate principal amount of senior secured notes due 2030 (the “SPV Notes”). The SPV Notes will be guaranteed by Sabre Financing Holdings LLC, Sabre Financial’s direct parent company, and, up to an amount of $400 million, certain of Sabre GLBL’s existing and future foreign subsidiaries organized under the laws of Australia, England and Wales, Iceland, Luxembourg, Poland, Singapore and Uruguay. The SPV Notes will not be guaranteed by Sabre GLBL, Sabre Holdings, or the other guarantors of the New Notes. The proceeds from the SPV Notes Private Offering will be lent by Sabre Financial to Sabre GLBL pursuant to a secured loan, which will be guaranteed by Sabre Holdings and the same subsidiaries of Sabre GLBL that guarantee the Existing Notes and will guarantee the New Notes and will be secured equally and ratably by liens on the same assets of Sabre GLBL, and the guarantors that guarantee the Existing Notes and will guarantee the New Notes.

Sabre GLBL currently anticipates, subject to execution of definitive documentation and certain customary closing conditions, that the proceeds from the SPV Notes Private Offering will result in Sabre GLBL’s receipt of gross proceeds which, together with cash on hand, will be sufficient to fund the cash portion of the Exchange Offers, including accrued interest for all Existing Notes validly tendered pursuant to the Exchange Offers and accepted for purchase by Sabre GLBL, subject to the terms and conditions of the Exchange Offers, as well as the cash consideration to be provided in the Term Loan Refinancing. No assurances can be given that the SPV Notes Private Offering will be completed. The SPV Notes Private Offering is being made only to holders of Existing Notes that (i) we either reasonably believe to be “qualified institutional buyers” as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) are located outside the United States and are not “U.S. persons” as defined in Rule 902 under the Securities Act. This press release does not constitute an offer to sell or the solicitation of an offer to buy the SPV Notes, and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful. Any offers of the SPV Notes will be made only by means of a private offering memorandum.

The consummation of each Exchange Offer is not subject to, or conditioned upon, the consummation of the Term Loan Refinancing. The consummation of the Term Loan Refinancing is not subject to, or conditioned upon, the consummation of any Exchange Offer. The Term Loan Refinancing and the SPV Notes Private Offering are subject to market conditions and there can be no assurance that any or all of them will in fact be consummated in the manner described herein or at all.

The Exchange Offers are being made only to holders of Existing Notes that have certified, by submitting an instruction to the clearing system, that they are either (i) “qualified institutional buyers” as defined in Rule 144A or (ii) are located outside the United States and are not “U.S. persons” as defined in Rule 902 under the Securities Act (such holders, “Eligible Holders”). Only Eligible Holders are authorized to receive or review the Offering Circular or to participate in the Exchange Offers. Non U.S.-persons may also be subject to additional eligibility criteria.

This press release does not constitute an offer to exchange or the solicitation of an offer to exchange the Existing Notes, and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such exchange would be unlawful.

Perella Weinberg Partners is acting as a capital markets advisor in connection with the Exchange Offers.

Information Relating to the Exchange Offers

The complete terms and conditions of the Exchange Offers are set forth in the Offering Circular. The Offering Circular contains important information and Eligible Holders are encouraged to read it in its entirety. The Offering Circular will only be distributed to Eligible Holders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” under Regulation S under the Securities Act for purposes of applicable securities laws. Holders of Existing Notes who desire to complete an eligibility form should either visit www.dfking.com/sabre or request instructions by sending an e-mail to sabre@dfking.com or by calling D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers, at (toll-free) (800) 578-5378 or (banks and brokers) (646) 981-1288.

None of Sabre, Sabre Holdings, Sabre GLBL, their affiliates, their respective boards of directors and stockholders, the Exchange Agent or Computershare Trust Company, N.A., as trustee for the Existing Notes and New Notes, are making any recommendation as to whether holders should tender any Existing Notes in response to the Exchange Offers. Holders must make their own decision as to whether to tender any of their Existing Notes, and, if so, the principal amount of Existing Notes to tender.

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any of the New Notes or any other securities. The Exchange Offers are not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The Exchange Offers are only being made pursuant to the Offering Circular. Eligible Holders are strongly encouraged to read the Offering Circular carefully because it will contain important information.

The New Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Circular.

About Sabre

Sabre Corporation is a leading technology company that takes on the biggest opportunities and solves the most complex challenges in travel. Sabre harnesses speed, scale and insights to build tomorrow’s technology today – empowering airlines, hoteliers, agencies and other partners to retail, distribute and fulfill travel worldwide. Headquartered in Southlake, Texas, USA, with employees across the world, Sabre serves customers in more than 160 countries globally.

Forward-Looking Statements

Statements made in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements, including those related to the terms, timing and completion of the Exchange Offers. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, our ability to realize the anticipated benefits of the Exchange Offers, the Term Loan Refinancing and SPV Notes Private Offering and the risk that any of the Exchange Offers, the Term Loan Refinancing or SPV Notes Private Offering may not be consummated in the manner described herein or at all will be consummated on the terms described herein or at all. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025, our Quarterly Report on Form 10-Q filed with the SEC on November 5, 2025, and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

SABR-F

Contacts:

Media	Investors
Cassidy Smith-Broyles Cassidy.Smith-Broyles@sabre.com sabrenews@sabre.com	Roushan Zenooz sabre.investorrelations@sabre.com

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